UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2005

NES Rentals Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50591	20-0664255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8770 W. Bryn Mawr 4TH Floor Chicago, IL		60631
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 773-695-3999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On May 18, 2005, NES Rentals Holdings, Inc. (the "Company") was informed by the Securities and Exchange Commission ("SEC") that the SEC was terminating its investigation of the Company into matters arising out of the restatement of the financial statements of National Equipment Services, Inc. ("NES") for 2000 and 2001.  NES is a wholly owned subsidiary of the Company and was the public reporting predecessor to the Company.  The SEC has completed its investigation and determined not to take any action against NES.

On May 20, 2005, the Board of Directors of the Company authorized the Company to file a Form 15 with the SEC terminating its obligation to continue filing periodic reports with the SEC.  The Company intends to file a Form 15 with the SEC promptly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NES RENTALS HOLDINGS INC.

Dated: May 20, 2005	By:	/s/ Michael D. Milligan
Michael D. Milligan
Senior Vice President
and
Chief Financial Officer